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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) June 1, 2006
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                         Lexington Precision Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

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
              0-3252                                      22-1830121
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      (Commission File Number)                (IRS Employer Identification No.)


   40 East 52nd Street, New York, NY                        10022
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(Address of Principal Executive Offices)                  (Zip Code)
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                                 (212) 319-4657
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION
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         ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Lexington Precision Corporation (the "Company") under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On June 1, 2006, the Company issued a press release announcing (1) the completion of the refinancing of all of its secured and senior unsecured debt and (2) financial results for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

     The press release discusses a non-GAAP financial measure known as earnings before interest, taxes, depreciation, amortization, and other non-operating items of income and expense ("EBITDA"). EBITDA is not a measure of performance under U.S. generally accepted accounting principles ("GAAP") and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow statement data prepared in accordance with GAAP. EBITDA is referenced in the attached press release and elsewhere in the Company's financial reporting because investors and the Company's management use this measure to evaluate the operating performance of the Company, including the Company's ability to service debt. In the press release, the Company has provided quantitative reconciliations of EBITDA to income (loss) from operations and net income
(loss), two GAAP financial measures.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
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         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press release dated June 1, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEXINGTON PRECISION CORPORATION
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                                              (Registrant)


                                   /s/ Dennis J. Welhouse
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                                   Name:   Dennis J. Welhouse
                                   Title:  Senior Vice President and
                                           Chief Financial Officer

Date: June 1, 2006
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